Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO INTRA-COMPANY SPECTRUM LEASE AGREEMENT

FIRST AMENDMENT TO INTRA-COMPANY SPECTRUM LEASE AGREEMENT, dated as of March 12, 2018 (this “Amendment Agreement”), to the Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016 (the “Lease Agreement”), by and among Sprint Spectrum License Holder LLC (“License Holder I”), Sprint Spectrum License Holder II LLC (“License Holder II”), Sprint Spectrum License Holder III LLC (“License Holder III” and, together with License Holder I and License Holder II, “Lessors” and each, a “Lessor”), Sprint Communications, Inc. (“Lessee”), Sprint Intermediate HoldCo LLC (“Intermediate HoldCo I”), Sprint Intermediate HoldCo II LLC (“Intermediate HoldCo II”) and Sprint Intermediate HoldCo III LLC (“Intermediate HoldCo III” and, together with Intermediate HoldCo I and Intermediate HoldCo II, “Intermediate HoldCos” and each, an “Intermediate HoldCo”), Sprint Corporation, a Delaware corporation, and the entities named on the signature pages thereto as Subsidiary Guarantors and from time to time becoming a guarantor in accordance with the Lease Agreement (the “Subsidiary Guarantors” and, together with Sprint Corporation, the “Guarantors” and, collectively with Lessee, the “Obligors”). Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Lease Agreement.

WHEREAS, pursuant to Section 15(c) of the Lease Agreement the parties hereto (being all the parties to the Lease Agreement on the date hereof) desire to amend the Lease Agreement to reflect the future addition of Spectrum (as defined herein), the joining of Additional Parties (as defined herein) to the Lease Agreement in connection therewith, and related increases in Lease Payments.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree to the following:

1. Amendment to the Introductory Paragraph. The introductory paragraph to the Lease Agreement shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

This Intra-Company Spectrum Lease Agreement (as amended, supplemented or otherwise modified from time to time, this “Lease Agreement”) is entered into as of October 27, 2016, by and among Sprint Spectrum License Holder LLC (“License Holder I”), Sprint Spectrum License Holder II LLC (“License Holder II”), Sprint Spectrum License Holder III LLC (“License Holder III”), each Additional Lessor from time to time party hereto (~~and,~~ together with License Holder I ~~and~~, License Holder II and License Holder III, “Lessors” and each, a “Lessor”), Sprint Communications, Inc. (“Lessee”), Sprint Intermediate HoldCo LLC (“Intermediate HoldCo I”), Sprint Intermediate HoldCo II LLC (“Intermediate HoldCo II”), ~~and~~ Sprint Intermediate HoldCo III LLC (“Intermediate HoldCo III”), each Additional Intermediate Holdco from time to time party hereto (~~and,~~ together with Intermediate HoldCo I ~~and~~, Intermediate HoldCo II~~, “~~ and Intermediate HoldCo III, “Intermediate HoldCos” and each, an “Intermediate HoldCo”), Sprint Corporation, a Delaware corporation, and the entities named on the signature pages hereto as Subsidiary Guarantors and from time to time becoming a guarantor in accordance with this Lease Agreement (the “Subsidiary Guarantors” and, together with Sprint Corporation, the “Guarantors” and, collectively with Lessee, the “Obligors”). Lessors, Lessee, Intermediate HoldCos and the Guarantors are referred to collectively as the “Parties” and individually as a “Party”.

2. Amendments to Recitals. The first paragraph of the recitals of the Lease Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, each Lessor directly holds spectrum licenses issued by the Federal Communications Commission (the “FCC”) and one or more Lessors also lease spectrum from third-party lessors holding licenses issued by the FCC (such directly held FCC spectrum licenses and rights under lease agreements in respect of FCC spectrum licenses held by third-party lessors, “Spectrum”), in each case as identified with respect to each Lessor on Exhibit A (as updated from time to time to reflect additional Spectrum and Additional Lessors, the “Spectrum Portfolio”), which Spectrum Portfolio shall include (i) the Broadband Radio Service spectrum licenses licensed to Lessors and set forth on Exhibit A hereto, any additional Spectrum designated as “Directly-Held Licenses” on Exhibit A hereto, and any licenses received in exchange therefor from time to time, in each case as renewed from time to time (all such licenses described in this clause (i), the “Directly-Held Licenses”) and (ii) rights under third party lease agreements (the “Third-Party Lease Agreements”) relating to the FCC Educational Broadband Service spectrum licenses leased to Lessors and FCC Broadband Radio Service spectrum licenses leased to Lessors and set forth on Exhibit A hereto and any other additional Spectrum designated as a “Third-Party Leased License” on Exhibit A hereto (collectively, the “Third-Party Leased Licenses” and, together with the Directly-Held Licenses, the “Licenses”), in each case above in clause (i) and (ii) as Exhibit A may be updated from time to time in pursuant to this Lease Agreement;

3. Amendment to Section 1(b) of the Lease Agreement. The proviso to clause (xvi) of Section 1(b) shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

provided that (i) in each case, the obligations of Lessee and the other Obligors shall remain unchanged and the applicable sublease agreement shall provide that (unless otherwise expressly consented to by Lessors) the applicable sublessee shall have no rights or remedies against Lessors and (ii) in the case of subleases to third parties unaffiliated with Lessee (1) the applicable sublease agreement shall (among other things, including customary nondisturbance provisions) (x) provide that the relevant third party shall comply in all material respects with all applicable laws and (y) not contain any restrictions on the sale, assignment or transfer of the related Spectrum Usage Rights by Lessors, (2) after giving effect to each such sublease, the aggregate amount of unique pops subleased to unaffiliated third parties shall not exceed 10% of the aggregate amount of unique MHz-pops covered by the Spectrum Portfolio (measured as of the date such Licenses are initially leased hereunder) ~~as of the date hereof~~, (3) the portion of the spectrum so subleased shall not include any spectrum then currently being leased by Lessee or any of its Affiliates from an unaffiliated third party in the New York, Los Angeles, Las Vegas or San Francisco market, (4) such subleases shall only relate to the Directly-Held Licenses, (5) such subleases shall be determined and consummated in the ordinary course of business of Lessee and (6) such subleases shall be approved by the FCC, to the extent applicable, and otherwise consummated in compliance with the applicable Communications Laws.

4. Amendment to Section 1(c) of the Lease Agreement. Section 1(c) shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

(c) Third-Party Lease Agreements. Lessee’s utilization of the spectrum encompassed by the Third- Party Leased Licenses shall at all times comply in all material respects with the Third-Party Lease Agreements and the Communications Laws. Lessee agrees to cooperate with and aid each applicable Lessor ~~License Holder I~~ in performing such Lessor’s ~~License Holder I~~’s obligations under the relevant Third-Party Lease Agreements and with respect to any and all actions that may be necessary or desirable for such Lessor ~~License Holder I~~ to take under the relevant Third-Party Lease Agreements. Lessee acknowledges that the lessors under the

Third-Party Lease Agreements (the “Third-Party Lease Counterparties”) may have rights to review, supervise and control the use of the Third-Party Leased Licenses, and agrees to take such actions as are necessary or desirable to allow the Third-Party Lease Counterparties to exercise such rights.

5. Amendment to Section 3 of the Lease Agreement. Section 3(b)(i) shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

(i) maintain the Directly-Held Licenses and Third-Party Lease Agreements in full force and effect (other than in connection with (x) the circumstance in which a ~~BRS~~2.5 GHz Directly-Held License issued for a Protected Service Area is terminated ~~in the ordinary course~~ or is otherwise no longer in full force and effect and, at the time of such termination or ceasing to be in full force and effect, there exists a corresponding BTA Directly-Held License that is in full force and effect and that provides the applicable Lessor with at least as much ability to serve the affected geographic Protected Service Area (considering the bandwidth available, the radio frequencies involved, and the power levels authorized) as Lessors had immediately prior to such termination or cessation (an “Existing Coverage Consolidation”) or (y) permitted exchanges with a third party in respect of one or more of the ~~1.9 GHz~~ FCC licenses held by such third party and one or more ~~1.9 GHz~~ Directly-Held Licenses held by Lessors (a “~~1.9~~ Swap”), timely pay (or, in the case of the Third-Party Leased Licenses, use their commercially reasonable efforts to cause to be paid) all FCC fees associated with the Licenses, timely pay all obligations under the Third-Party Lease Agreements, file (or, in the case of the Third-Party Leased Licenses, use their commercially reasonable efforts to assist the filing of) each application for renewal of any License with the FCC sufficiently in advance to ensure that the Licenses remain in full force and effect (other than in connection with any Existing Coverage Consolidation) at all times, comply with all terms and conditions of the Directly-Held Licenses and the Third-Party Lease Agreements binding on Lessors and exercise and enforce their rights and perform their obligations under the Third-Party Lease Agreements in accordance with standards at least equal to the performance and quality control standards followed by Lessee and its subsidiaries on the date hereof in connection with the Third-Party Lease Agreements, in a commercially reasonable manner, and, to the extent of changed circumstances, practices and technologies, in accordance with standards at least equal to the performance and quality control standards that Lessee and its subsidiaries follow in connection with any other third-party lease agreements in respect of FCC spectrum licenses not comprising the Third-Party Leased Licenses;

6. Amendment to Section 8 of the Lease Agreement. Section 8(a) shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

(a) Lease Agreement Payment. Not later than on the 10th day of each month or, if such day is not a business day, the immediately preceding business day (each, a “Spectrum Lease Payment Date”) through and including the Spectrum Lease Payment Date that occurs in the month in which the thirtieth anniversary of the date hereof occurs (the “Final Spectrum Lease Payment Date”), the Lessee shall make a lease payment in an aggregate amount that is market-based relative to the respective Spectrum Usage Rights as of the date ~~hereof~~ such Spectrum Usage Rights were initially leased hereunder, and equal to ~~$165,000,000~~ the Aggregate Lease Payment Amount set forth on and defined in Exhibit D hereto, provided that solely in the event of a termination pursuant to Section 12(a) (after giving effect to the cure period therein), such monthly amount shall on each Spectrum Lease Payment Date after the occurrence of such termination be multiplied by a fraction (x) (i) the numerator of which is an amount equal to the aggregate MHz-pops of the Licenses (measured as of the date such Licenses are initially leased hereunder) ~~on the date hereof~~ minus (ii) the aggregate MHz-pops associated with the Affected Licenses (measured as of the date such Licenses are initially leased hereunder) ~~as of the date hereof~~ and (y) the denominator of which is the aggregate MHz-pops of the Licenses (measured as of the date such Licenses are initially leased hereunder) ~~on the date hereof~~. This Section 8(a) shall survive termination of this Lease Agreement. Such monthly ~~lease payment~~ Aggregate Lease Payment Amount represents an aggregate of the individual monthly lease payments to be made in respect of the Spectrum Usage Rights leased, respectively, by ~~the three~~ Lessors, ~~which individual monthly lease payments and the respective percentages of the aggregate monthly lease payment with respect to each Lessor are as follows:~~ (the “Individual Lease Payment Amounts”). The Aggregate Lease Payment Amount, as well as the Individual Lease Payment Amounts, shall be set forth on Exhibit D hereto (the “Lease Payment Schedule”). At the time of the addition of Spectrum, the Lease Payment Schedule shall be amended to increase the Aggregate Lease Payment Amount and, if applicable, one or more Individual Lease Payment Amounts and to reflect the joinder of any Additional Lessors, in each case, as of the effective date of such amendment set forth as the “Measurement Date” in such amended Lease Payment Schedule.

~~Lessor~~ 	~~Individual Monthly Lease Payment~~ 		~~Percentage of Aggregate Lease Payment~~
~~License Holder I~~ 	~~$~~	~~144,598,743~~	~~87.63560~~	%
~~License Holder II~~ 	~~$~~	~~3,086,213~~ 	~~1.87043~~	%
~~License Holder III~~ 	~~$~~	~~17,315,044~~ 	~~10.49397~~	%

7. Amendment to Section 13, Remedies. Section 13(a) of the Lease Agreement shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

For illustrative purposes, the results of the PV calculation in the foregoing clause (X)(ii) are set forth on the Lease Payment Schedule hereto (the “PV Calculations”). At the time of the addition of Spectrum, the Lease Payment Schedule shall be amended as of the Measurement Date to increase the PV Calculations to reflect the related increase in the Aggregate Lease Payment Amount. ~~assuming the Termination Payment Date occurs on the following days, in each case measured from the date of termination of this Lease Agreement, are:~~

~~•        PV if Termination Payment Date occurs at day 360 (year 1): $18,670,922,557.55~~

~~•        PV if Termination Payment Date occurs at day 1,080 (year 3): $18,424,414,060.81~~

~~•        PV if Termination Payment Date occurs at day 3,600 (year 10): $17,053,649,524.53~~

~~•        PV if Termination Payment Date occurs at day 9,000 (year 25): $7,716,635,331,40~~

8. Amendment to Section 14(j)(B). Section 14(j)(B) of the Lease Agreement shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

(B) If Lessee or any Guarantor under this Lease Agreement grants any Liens to secure the obligations under any Existing Credit Agreement or any Replacement Credit Agreement, such Person shall, within 10 days of such grant execute and deliver such documents as are necessary and are reasonably requested by Lessors or the trustee or “control party” such that the obligations under this Lease Agreement shall be equally and ratably secured to the same extent by the same collateral securing such Existing Credit Agreement or such Replacement Credit Agreement, as the case may be, provided that the aggregate amount of the obligations under this Lease Agreement and any payment and performance undertaking entered into by Lessee in connection herewith that are to be secured by such collateral shall be limited, automatically and without further action by any Person, to an aggregate amount not to exceed at any time $3,500,000,000; provided further that the obligations under this Lease Agreement and any payment and performance undertaking entered into by Lessee in connection herewith that are to be secured by such collateral may be increased by any amount effectively designated by Lessee as “First Priority Additional Sale/Leaseback Obligations” under the Collateral Trust And Intercreditor Agreement, dated as of February 3, 2017 (as amended, supplemented or otherwise modified from time to time), among Sprint Corporation, Lessee, the grantors party thereto, JPMorgan Chase Bank, N.A., as first priority agent, each other representative of the various secured parties described therein and Deutsche Bank Trust Company Americas, as the collateral trustee. Subject to compliance with the foregoing sentence, if any collateral securing the obligations under the Existing Credit Agreements or any Replacement Credit Agreement is released or the Lien thereon is otherwise terminated, ~~but~~ unless such Lien is securing any other Existing Credit Agreement or Replacement Credit Agreement, such Lien securing this Lease Agreement shall automatically be released to the same extent, and Lessors and the trustee shall be authorized to and shall promptly execute and deliver any documents requested by Lessee or the relevant Guarantor to evidence such termination~~, provided that no such release shall be effective unless the trustee and “control party” under any Lessor Financing shall have received notice thereof from Lessee at least 30 days prior to the effectiveness of such release~~. The Lessee shall provide written notice of any such release to the trustee and “control party” under any Lessor Financing within two Business Days of the effectiveness of such release.

9. Amendment to Section 15(s). Section 15(s) of the Lease Agreement shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

(s) Manager. Sprint Spectrum, L.P. (or an Affiliate thereof) (the “Initial Manager” and, together with its permitted successors and assigns and any sub-managers in such capacity, the “Manager”) will act as the manager of Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC ~~and~~, Sprint Spectrum PledgeCo III LLC and each additional party that becomes a “PledgeCo” under the Management Agreement (as defined below) following the date hereof (“PledgeCos”), the direct parent company, respectively, of Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC ~~and~~, Sprint Spectrum Co III LLC and each additional party that becomes an “Issuer” under the Management Agreement (as defined below) following the date hereof (the “Issuers” and, together with PledgeCos and Lessors, the “Securitization Entities”), the Issuers and Lessors, and in such capacity will perform certain administrative and managerial functions (including maintaining the Directly-Held Licenses, the Third-Party Lease Agreements and, to the extent applicable, the Third-Party Leased Licenses in full force and effect) pursuant to a management agreement dated on or about the date hereof (as amended, supplemented or otherwise modified from time to time, the “Management Agreement”). Pursuant to and in accordance with the Management Agreement, the Manager agrees to perform administrative and managerial functions on behalf of the Securitization Entities necessary to permit the Securitization Entities to perform their obligations and exercise their rights under this Lease Agreement, the Licenses and the Third-Party Lease Agreements in accordance with the terms of this Lease Agreement, and the Obligors hereby acknowledge and consent to the Manager’s appointment and the Manager’s exercise of any right or performance of any obligation of Lessors or any other Securitization Entity under this Lease Agreement, as well as any Secured Party (or designee thereof) acting as “back-up manager” to exercise any such right or perform any such obligation pursuant to any Lessor Financing.

10. Amendment to Section 15. A new Section 15(x) shall be added to the Lease Agreement as follows:

(x) Additional Entities. Any entity that desires to join this Lease Agreement as a “Lessor” (each, an “Additional Lessor”) or an “Intermediate Holdco” (each, an “Additional Intermediate HoldCo” and, together with any Additional Lessor, each an “Additional Party”) shall execute a joinder to this Lease Agreement in the form set forth as Exhibit E hereto. Promptly upon the execution of any Joinder, the Lease Payment Schedule (including the PV Calculations therein, if applicable) shall be amended accordingly, as provided in Section 8 and Section 13 hereof.

11. Amendment to Section 15(y). Section 15(y) of the Lease Agreement shall be amended by inserting the bold, double underlined text and deleting the ~~stricken~~ text as follows:

(y) Call Signs and License Information. Lessee and Lessors hereby agree that they will work in good faith to update Exhibit A attached hereto ~~solely~~ in order to accurately reflect any changes in the call sign and other license information arising from customary FCC process and administrative requirements after the date hereof and, in connection with any additional Spectrum leased hereunder or any Additional Lessor joined hereto, to reflect, as applicable, such additional Spectrum and Additional Lessor, which updates (i) shall not require the consent of any other Person and (ii) shall be notified to the trustee, and any “control party”, in respect of any Lessor Financing, pursuant to a certificate of an authorized Person of the Manager containing applicable information in respect thereof from the FCC (if any).

12. Amendment to Section 15. A new Section 15(z) shall be added to the Lease Agreement as follows:

(z) Future Exhibit Amendments. Midland Loan Services, a division of PNC Bank National Association, as Control Party (as defined in the base indenture, dated as of October 27, 2016, by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee and securities intermediary, as such agreement may be amended, supplemented or otherwise modified from time to time) consents to future amendments to Exhibit A and Exhibit D attached hereto pursuant to Sections 8, 13 and 15 of this Lease Agreement and Section 2.2(b)(ix) of the base indenture referenced in this Section 15(z).

12. Additional Exhibits. Exhibit A to the Lease Agreement shall be updated as set forth in Schedule I hereto. Schedule II hereto shall be added as a new “Exhibit D” to the Lease Agreement. Schedule III hereto shall be added as a new “Exhibit E” to the Lease Agreement.

13. No Further Amendment. Except as expressly modified by this Amendment Agreement, the Lease Agreement shall remain unmodified and in full force and effect. The parties hereto hereby ratify their respective obligations under the Lease Agreement. This Amendment Agreement may be used to create a conformed amended and restated Lease Agreement for the convenience of administration by the parties hereto.

14. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which will be an original, with the same effect as if the signatures on each counterpart were upon the same instrument.

15. Conflict. To the extent there is a conflict between the terms and provisions of this Amendment Agreement and the Lease Agreement, the terms and provisions of this Amendment Agreement will govern.

16. No Recourse. Each Obligor shall not exercise any legal remedies against the Securitization Entities with respect to this Amendment Agreement, including for breach of covenants, representations, warranties, agreements, undertakings and any other obligations under this Amendment Agreement, until October 28, 2046. Notwithstanding anything to the contrary in this Amendment Agreement, this Section 15 (i) does not apply to claims or suits against third parties (“Applicable Third-Parties”) acting for or on behalf of Lessors and including, in any event, third-party beneficiaries hereof exercising the rights of Lessors, and does not prohibit any Obligor from bringing any counterclaim, exercising any rights or taking any other action in connection with a claim made or action brought by or on behalf of Lessors (or by any Applicable Third-Party) against it or from exercising equitable remedies against Lessors and (ii) shall restrict the Obligors from taking action only against the Securitization Entities. This Section 15 shall survive termination of the Lease Agreement.

17. No Petition. Each Obligor agrees that, prior to the date that is one year (or, if longer, the applicable preference period then in effect) and one day after the payment in full of all outstanding obligations to pay interest, principal and any other amounts due at maturity or earlier redemption in full in respect of any Lessor Financing, it shall not initiate against, or join any Person in initiating against, the Securitization Entities, in connection with this Lease Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any applicable federal or state bankruptcy or similar law (collectively, an “Insolvency Proceeding”). Notwithstanding anything to the contrary in this Amendment Agreement, this Section 16 (i) does not prohibit or limit the Obligors from proving any claim, exercising any rights or taking any other action in connection with any Insolvency Proceeding initiated by or against the Securitization Entities not in breach of this Section 16 and (ii) shall restrict the Obligors from taking action only against the Securitization Entities. This Section 16 shall survive the termination of the Lease Agreement.

18. Transaction Document. This Amendment Agreement shall constitute a “Transaction Document” (or term of like import) for all purposes under any Lessor Financing.

[Signatures set forth on the following page]

IN WITNESS WHEREOF, the Parties have caused this Amendment Agreement to be executed by their duly authorized officers as of the date first written above.

SPRINT SPECTRUM LICENSE HOLDER LLC

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

SPRINT SPECTRUM LICENSE HOLDER II LLC

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

SPRINT SPECTRUM LICENSE HOLDER III LLC

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

SPRINT COMMUNICATIONS, INC.

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

SPRINT INTERMEDIATE HOLDCO LLC

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

SPRINT INTERMEDIATE HOLDCO II LLC

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

SPRINT INTERMEDIATE HOLDCO III LLC

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

GUARANTORS:

SPRINT CORPORATION

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

EACH OF THE GUARANTORS LISTED ON ANNEX I ATTACHED HERETO

By:	/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

CONSENT OF CONTROL PARTY AND BACK-UP MANAGER:

Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Back-Up Manager, hereby consents to the execution and delivery by the Securitization Entities, the Manager and the Trustee of the foregoing Amendment.

MIDLAND LOAN SERVICES,

A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

By:	/s/ Gregory L. McFarland
Name:	Gregory L. McFarland
Title:	Senior Vice President, Servicing Officer

Sprint Spectrum Co LLC – First Amendment to Spectrum Lease

Annex I
Alda Wireless Holdings, LLC
American Telecasting Development, LLC
American Telecasting of Anchorage, LLC
American Telecasting of Bend, LLC
American Telecasting of Columbus, LLC
American Telecasting of Denver, LLC
American Telecasting of Fort Myers, LLC
American Telecasting of Ft. Collins, LLC
American Telecasting of Green Bay, LLC
American Telecasting of Lansing, LLC
American Telecasting of Lincoln, LLC
American Telecasting of Little Rock, LLC
American Telecasting of Louisville, LLC
American Telecasting of Medford, LLC
American Telecasting of Michiana, LLC
American Telecasting of Monterey, LLC
American Telecasting of Redding, LLC
American Telecasting of Santa Barbara, LLC
American Telecasting of Seattle, LLC
American Telecasting of Sheridan, LLC
American Telecasting of Yuba City, LLC
APC Realty and Equipment Company, LLC
Assurance Wireless of South Carolina, LLC
ATI Sub, LLC
ATL MDS, LLC
Bluebottle USA Holdings, LLC
Bluebottle USA Investments L.P.
Boost Worldwide, LLC
Broadcast Cable, LLC
Caroline Ventures, Inc.
Clear Wireless LLC
Clearwire Communications LLC
Clearwire Corporation
Clearwire Hawaii Partners Spectrum, LLC
Clearwire IP Holdings LLC
Clearwire Legacy LLC
Clearwire Spectrum Holdings II LLC
Clearwire Spectrum Holdings III LLC
Clearwire Spectrum Holdings LLC
Clearwire XOHM LLC
Fixed Wireless Holdings, LLC
Fresno MMDS Associates, LLC
Independent Wireless One Leased Realty Corporation
Kennewick Licensing, LLC
MinorCo, LLC
Nextel Communications of the Mid-Atlantic, Inc.
Nextel of California, Inc.
Nextel of New York, Inc.
Nextel of Texas, Inc.
Nextel Partners Equipment LLC
Nextel Retail Stores, LLC
Nextel South Corp.
Nextel Systems LLC
Nextel West Corp.
NPCR, Inc.
NSAC, LLC
OneLouder Apps, Inc.
PCTV Gold II, LLC
PCTV Sub, LLC
People’s Choice TV Corp.
People’s Choice TV of Houston, LLC
People’s Choice TV of St. Louis, LLC
Pinsight Media+, Inc.
SIHI New Zealand Holdco, Inc.

SN Holdings (BR I) LLC
SN UHC 1, Inc.
SN UHC 2, Inc.
SN UHC 3, Inc.
SN UHC 4, Inc.
SN UHC 5, Inc.
SpeedChoice of Detroit, LLC
SpeedChoice of Phoenix, LLC
Sprint (Bay Area), LLC
Sprint Capital Corporation
Sprint Communications Company L.P.
Sprint Communications Company of New Hampshire, Inc.
Sprint Communications Company of Virginia, Inc.
Sprint Connect LLC
Sprint Corporation
Sprint Corporation (Inactive)
Sprint eBusiness, Inc.
Sprint Enterprise Mobility, LLC
Sprint Enterprise Network Services, Inc.
Sprint Enterprises, L.P.
Sprint eWireless, Inc.
Sprint HoldCo, LLC
Sprint International Communications Corporation
Sprint International Holding, Inc.
Sprint International Incorporated
Sprint International Network Company LLC
Sprint PCS Assets, L.L.C.
Sprint Solutions, Inc.
Sprint Spectrum Equipment Company, LLC
Sprint Spectrum Holding Company, LLC
Sprint Spectrum L.P.
Sprint Spectrum Realty Company, LLC
Sprint Ventures, Inc.
Sprint/United Management Company
SprintCom Equipment Company, LLC
SprintCom, Inc.
STE 14 Affiliate LLC
SWV Four, Inc.
SWV Six, Inc.
SWV Two, Inc.
TDI Acquisition Corporation
TDI Acquisition Sub, LLC
Transworld Telecom II, LLC
UCOM, Inc.
US Telecom, Inc.
USST of Texas, Inc.
Utelcom, Inc.
Virgin Mobile USA – Evolution, LLC
Virgin Mobile USA, Inc.
Virgin Mobile USA, L.P.
VMU GP, LLC
Wavepath Sub, LLC
WBS of America, LLC
WBS of Sacramento, LLC
WBSY Licensing, LLC
WCOF, LLC
Wireless Broadband Services of America, L.L.C.
Wireline Leasing Co., Inc.

Schedule I

Exhibit A

Exhibit A – I	Directly-Held Licenses

Exhibit A – II	Third-Party Lease Agreements

Exhibit A – III	Third-Party Leased Licenses

Exhibit A – IV	Additional Spectrum

a) Directly-Held Licenses

b) Third-Party Lease Agreements

c) Third-Party Leased Licenses

Exhibit A - I

DIRECTLY-HELD LICENSES

Call Sign	Lessor	Contributed Channels
WQYL828	Sprint Spectrum License Holder LLC	BRS1,BRS2,E1,E2,E3
WMH668	Sprint Spectrum License Holder LLC	BRS2
WLK242	Sprint Spectrum License Holder LLC	BRS2
WQYK861	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL629	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL292	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL293	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK900	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK901	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL645	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK882	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL654	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL655	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL660	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL662	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK920	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL664	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK921	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL674	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL304	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK944	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK902	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL688	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK863	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL693	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL697	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL309	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL726	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL727	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL735	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL741	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK987	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK955	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL318	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL774	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK990	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL780	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL320	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL792	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK957	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL799	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL800	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL807	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL813	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK894	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL820	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL822	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL823	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK927	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL840	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL335	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYK879	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYL202	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3
WQYQ508	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3 (See list of coordinates partitioning BTA029 - Baltimore, MD on Exhibit A - I(a)
WQYQ511	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3 (See list of coordinates partitioning BTA404 - San Francisco-Oakland-San Jose on Exhibit A - I(c))
WQYQ510	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3 (See list of coordinates partitioning BTA440 - Tampa-St. Petersburg-Clearwate on Exhibit A - I(e))
WQYQ509	Sprint Spectrum License Holder LLC	BRS2,E1,E2,E3 (See list of coordinates partitioning BTA461 - Washington, DC on Exhibit A - I(g)
WQYK899	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL858	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL339	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYK860	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL854	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL856	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL859	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL860	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYK915	Sprint Spectrum License Holder LLC	E1,E2,E3
WQYL796	Sprint Spectrum License Holder LLC	E1,E2,E3,F1
WQYL349	Sprint Spectrum License Holder LLC	E3
WQYL340	Sprint Spectrum License Holder LLC	E3
WQYK940	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL677	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYK946	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL205	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL730	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL343	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL773	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL331	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL831	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL832	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYL200	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYK914	Sprint Spectrum License Holder LLC	E3,F1,F2,F3
WQYK880	Sprint Spectrum License Holder LLC	F1,F2,F3
WQYL337	Sprint Spectrum License Holder LLC	F1,F2,F3
WQYK933	Sprint Spectrum License Holder LLC	F1,F2,F3
WQYK929	Sprint Spectrum License Holder LLC	F1,F2,F3
WQYL676	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK924	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK898	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYL718	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYL760	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK911	Sprint Spectrum License Holder LLC	F1,F2,F3,H1

Call Sign	Lessor	Contributed Channels
WQYL775	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK872	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYL798	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK964	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYL829	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK974	Sprint Spectrum License Holder LLC	F1,F2,F3,H1
WQYK897	Sprint Spectrum License Holder LLC	F2,F3,H1,H2
WQYK975	Sprint Spectrum License Holder LLC	F3
WQYQ508	Sprint Spectrum License Holder LLC	F3
WQYL769	Sprint Spectrum License Holder LLC	F3
WQYQ511	Sprint Spectrum License Holder LLC	F3
WQYQ510	Sprint Spectrum License Holder LLC	F3
WQYQ509	Sprint Spectrum License Holder LLC	F3
WQYL855	Sprint Spectrum License Holder LLC	F3
WQYL857	Sprint Spectrum License Holder LLC	F3
WQYL336	Sprint Spectrum License Holder LLC	F3
WQYK930	Sprint Spectrum License Holder LLC	F3
WQYL862	Sprint Spectrum License Holder LLC	F3
WQYL864	Sprint Spectrum License Holder LLC	F3
WQYL341	Sprint Spectrum License Holder LLC	F3
WQYK884	Sprint Spectrum License Holder LLC	F3
WQYL203	Sprint Spectrum License Holder LLC	F3
WQYL348	Sprint Spectrum License Holder LLC	F3
WQYK916	Sprint Spectrum License Holder LLC	F3
WQYL861	Sprint Spectrum License Holder LLC	F3
WQYL342	Sprint Spectrum License Holder LLC	F3
WQYL863	Sprint Spectrum License Holder LLC	F3
WQYK928	Sprint Spectrum License Holder LLC	F3
WQYL338	Sprint Spectrum License Holder LLC	F3
WQYL625	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL626	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK881	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL627	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL628	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK934	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL630	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL631	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK856	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL632	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK932	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL633	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL634	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK935	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK919	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK936	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL635	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL636	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL637	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL294	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL638	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL639	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK937	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK938	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL640	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL295	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL296	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL641	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL642	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL297	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL643	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL644	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK976	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL646	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK905	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL647	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL648	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL298	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK939	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL649	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL650	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL652	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL653	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL299	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK862	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL656	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL657	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL658	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL659	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL661	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK977	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL300	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK941	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL301	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL663	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL665	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL666	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL667	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL668	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL669	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL204	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL670	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK883	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK906	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL671	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL302	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL672	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL673	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK942	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK922	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL675	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL303	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK978	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL678	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL679	Sprint Spectrum License Holder LLC	F3,H1,H2,H3

Call Sign	Lessor	Contributed Channels
WQYL744	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL680	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL305	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL681	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK943	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL306	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL682	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK890	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL683	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL684	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL685	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL686	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL687	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK907	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL865	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK923	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL689	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL307	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK864	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK979	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL690	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL691	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK857	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK885	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL692	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK865	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL308	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL694	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL695	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL696	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL698	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL699	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK945	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL700	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL701	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK866	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK858	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL702	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL703	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK947	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL705	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL706	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL707	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK908	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK948	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK917	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL708	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL310	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL709	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK980	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL710	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL711	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL712	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL713	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL311	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK981	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL312	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL313	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL714	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL715	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL716	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL717	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK925	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL719	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK949	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL720	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK950	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL721	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL722	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK982	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK918	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL723	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL724	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK983	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL725	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK892	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL314	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK909	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK984	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK985	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK986	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL728	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL729	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK931	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL315	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK886	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL731	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL732	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK867	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL733	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL734	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL736	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL316	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK951	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL737	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK868	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK887	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL738	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK952	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL739	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK953	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL740	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL742	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL743	Sprint Spectrum License Holder LLC	F3,H1,H2,H3

Call Sign	Lessor	Contributed Channels
WQYL761	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL762	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL763	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL764	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL765	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK869	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL766	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL767	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK870	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK988	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL317	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL768	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK954	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK889	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK910	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL770	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL771	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK871	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL772	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK989	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL776	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL777	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK956	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL778	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK991	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL779	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK903	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL781	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL782	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL783	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL784	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL785	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL786	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL787	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK992	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL319	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL788	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL789	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL790	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL321	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL791	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL322	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK888	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL793	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL794	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK926	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL795	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL797	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL344	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL801	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK993	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL802	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL803	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL804	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL805	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL806	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK958	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL808	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL809	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL345	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL323	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL810	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL324	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL811	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK994	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL812	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL325	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK959	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK895	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK904	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL326	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL327	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL814	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL815	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL816	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK960	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL328	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL329	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK995	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL817	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK912	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL330	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK874	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK996	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL818	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK997	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL819	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK961	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL651	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL346	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK998	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL821	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK875	Sprint Spectrum License Holder LLC	F3,H1,H2,H3

Call Sign	Lessor	Contributed Channels
WQYK962	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL347	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK963	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL332	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK965	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL824	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL825	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK876	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK859	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL826	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL827	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK999	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK891	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL830	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK966	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL833	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK967	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL834	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL835	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL836	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL837	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYQ259	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL838	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK968	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL839	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL841	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL842	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL843	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL844	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL845	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL846	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK969	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL201	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK913	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL847	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL333	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK970	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL334	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL848	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK877	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL849	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL850	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK971	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK878	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL851	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL852	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK893	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK972	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYL853	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK896	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WQYK973	Sprint Spectrum License Holder LLC	F3,H1,H2,H3
WNTI465	Sprint Spectrum License Holder LLC	H1
WNTB460	Sprint Spectrum License Holder LLC	H1
WNTJ390	Sprint Spectrum License Holder LLC	H1
WNTB422	Sprint Spectrum License Holder LLC	H1
WMI332	Sprint Spectrum License Holder LLC	H1
WNTF451	Sprint Spectrum License Holder LLC	H1
WNTI583	Sprint Spectrum License Holder LLC	H1
WNTJ808	Sprint Spectrum License Holder LLC	H1
WNTB577	Sprint Spectrum License Holder LLC	H1
WMH816	Sprint Spectrum License Holder LLC	H1
WNTA435	Sprint Spectrum License Holder LLC	H1
WNTA368	Sprint Spectrum License Holder LLC	H1
WNTG845	Sprint Spectrum License Holder LLC	H1
WNTJ727	Sprint Spectrum License Holder LLC	H1
WMX945	Sprint Spectrum License Holder LLC	H1
WNTE489	Sprint Spectrum License Holder LLC	H1
WNTI337	Sprint Spectrum License Holder LLC	H1
WQOH796	Sprint Spectrum License Holder LLC	H1
WNTM675	Sprint Spectrum License Holder LLC	H1,H2
WQYL704	Sprint Spectrum License Holder LLC	H1,H2,H3
WNTJ462	Sprint Spectrum License Holder LLC	H1,H2,H3
WNTJ438	Sprint Spectrum License Holder LLC	H1,H2,H3
WNTK396	Sprint Spectrum License Holder LLC	H1,H2,H3
WQYQ508	Sprint Spectrum License Holder LLC	H1,H2,H3 (See list of coordinates partitioning BTA029 - Baltimore, MD on Exhibit A - I(b))
WQYQ511	Sprint Spectrum License Holder LLC	H1,H2,H3 (See list of coordinates partitioning BTA404 - San Francisco-Oakland-San Jose on Exhibit A - I(d))
WQYQ510	Sprint Spectrum License Holder LLC	H1,H2,H3 (See list of coordinates partitioning BTA440 - Tampa-St. Petersburg-Clearwate on Exhibit A - I(f))
WQYQ509	Sprint Spectrum License Holder LLC	H1,H2,H3 (See list of coordinates partitioning BTA461 - Washington DC on Exhibit A - I(h))
WQYK873	Sprint Spectrum License Holder LLC	H2
WNTB468	Sprint Spectrum License Holder LLC	H2

Call Sign	Lessor	Contributed Channels
WNEY710	Sprint Spectrum License Holder LLC	H2
WNTJ386	Sprint Spectrum License Holder LLC	H2
WNEX722	Sprint Spectrum License Holder LLC	H2
WMI336	Sprint Spectrum License Holder LLC	H2
WMX233	Sprint Spectrum License Holder LLC	H2
WMX943	Sprint Spectrum License Holder LLC	H2
WMX359	Sprint Spectrum License Holder LLC	H2
WNTF247	Sprint Spectrum License Holder LLC	H2
WNTJ765	Sprint Spectrum License Holder LLC	H2
TB476	Sprint Spectrum License Holder LLC	H2
WNTE288	Sprint Spectrum License Holder LLC	H2
WNTA436	Sprint Spectrum License Holder LLC	H2
WNTA575	Sprint Spectrum License Holder LLC	H2
WMX946	Sprint Spectrum License Holder LLC	H2
WNTG437	Sprint Spectrum License Holder LLC	H2
WNTI260	Sprint Spectrum License Holder LLC	H2
WNTD763	Sprint Spectrum License Holder LLC	H2
WQOH797	Sprint Spectrum License Holder LLC	H2
WNTM819	Sprint Spectrum License Holder LLC	H2,H3
WNTB410	Sprint Spectrum License Holder LLC	H3
WHJ947	Sprint Spectrum License Holder LLC	H3
WNTJ377	Sprint Spectrum License Holder LLC	H3
WNTB687	Sprint Spectrum License Holder LLC	H3
WMI340	Sprint Spectrum License Holder LLC	H3
WMY462	Sprint Spectrum License Holder LLC	H3
WMX942	Sprint Spectrum License Holder LLC	H3
WNTF306	Sprint Spectrum License Holder LLC	H3
WNTI521	Sprint Spectrum License Holder LLC	H3
WNTG394	Sprint Spectrum License Holder LLC	H3
WNTB224	Sprint Spectrum License Holder LLC	H3
WNTE463	Sprint Spectrum License Holder LLC	H3
WNTG393	Sprint Spectrum License Holder LLC	H3
WNTA478	Sprint Spectrum License Holder LLC	H3
WNTH500	Sprint Spectrum License Holder LLC	H3
WMX944	Sprint Spectrum License Holder LLC	H3
WNTE611	Sprint Spectrum License Holder LLC	H3
WNTH970	Sprint Spectrum License Holder LLC	H3
WNTD869	Sprint Spectrum License Holder LLC	H3
WQOH795	Sprint Spectrum License Holder LLC	H3
WQYQ261	Sprint Spectrum License Holder II LLC	E3
WQYQ255	Sprint Spectrum License Holder II LLC	E3,F1,F2,F3
WQYQ256	Sprint Spectrum License Holder II LLC	E3,F1,F2,F3
WQYQ257	Sprint Spectrum License Holder II LLC	E3,F1,F2,F3
WQYQ258	Sprint Spectrum License Holder II LLC	E3,F1,F2,F3
WQYQ260	Sprint Spectrum License Holder II LLC	F1,F2,F3
WQYQ262	Sprint Spectrum License Holder II LLC	F3
WMX366	Sprint Spectrum License Holder II LLC	H1,H2,H3
KNLH500	Sprint Spectrum License Holder II LLC	1865 - 1870 / 1945 - 1950
WQLH230	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQDN637	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQCS422	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQDN638	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQDN642	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQDN646	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQDN647	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQDN648	Sprint Spectrum License Holder II LLC	1905 - 1910 / 1985 - 1990
WQYQ254	Sprint Spectrum License Holder III LLC	F3
WQYL206	Sprint Spectrum License Holder III LLC	1850 - 1855 / 1930 - 1935
WQYL213	Sprint Spectrum License Holder III LLC	1850 - 1855 / 1930 - 1935
WQYL220	Sprint Spectrum License Holder III LLC	1850 - 1855 / 1930 - 1935
WQYL215	Sprint Spectrum License Holder III LLC	1850 - 1855 / 1930 - 1935
WQYL212	Sprint Spectrum License Holder III LLC	1850 - 1855 / 1930 - 1935
WQYL219	Sprint Spectrum License Holder III LLC	1850 - 1855 / 1930 - 1935
WPVC985	Sprint Spectrum License Holder III LLC	1860 - 1865 / 1940 - 1945
WPVC984	Sprint Spectrum License Holder III LLC	1860 - 1865 / 1940 - 1945
WQYL210	Sprint Spectrum License Holder III LLC	1870 - 1875 / 1950 - 1955
WQYL218	Sprint Spectrum License Holder III LLC	1870 - 1875 / 1950 - 1955
WQYL207	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQYL211	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQYL209	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQYL221	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQYL217	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQYL214	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQYL222	Sprint Spectrum License Holder III LLC	1880 - 1885 / 1960 - 1965
WQCX680	Sprint Spectrum License Holder III LLC	1895 - 1900 / 1975 - 1980
WQZQ344	Sprint Spectrum License Holder III LLC	1895 - 1900 / 1975 - 1980
WQNE332	Sprint Spectrum License Holder III LLC	1900 - 1902.5 / 1980 - 1982.5
WQEM957	Sprint Spectrum License Holder III LLC	1900 - 1905 / 1980 - 1985
WQKP246	Sprint Spectrum License Holder III LLC	1902.5 - 1905 / 1982.5 - 1985
WQYL223	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQYL224	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQDE351	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQYL208	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQDE353	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQYH792	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQXY322	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990
WQDN650	Sprint Spectrum License Holder III LLC	1905 - 1910 / 1985 - 1990

Exhibit A - I(a)

Partition Coordinates

Call Sign – WQYQ508; BTA029 – Baltimore, MD; Channels – BRS2, E1, E2, E3

Exhibit A - I(b)

Partition Coordinates

Call Sign – WQYQ508; BTA – BTA029 - Baltimore, MD; Channels – H1, H2, H3

Exhibit A - I(c)

Partition Coordinates

Call Sign – WQYQ511; BTA – BTA404 - San Francisco-Oakland-San Jose; Channels – BRS2, E1, E2, E3

Exhibit A - I(d)

Partition Coordinates

Call Sign – WQYQ511; BTA – BTA404 - San Francisco-Oakland-San Jose; Channels – H1, H2, H3

Exhibit A - I(e)

Partition Coordinates

Call Sign – WQYQ510; BTA – BTA440 - Tampa-St. Petersburg-Clearwate; Channels – BRS2, E1, E2, E3

Exhibit A - I(f)

Partition Coordinates

Call Sign – WQYQ510; BTA – BTA440 - Tampa-St. Petersburg-Clearwate; Channels – H1, H2, H3

Exhibit A - I(g)

Partition Coordinates

Call Sign – WQYQ509; BTA – BTA461 - Washington, DC; Channels – BRS2, E1, E2, E3

Exhibit A - I(h)

Partition Coordinates

Call Sign – WQYQ509; BTA – BTA461 - Washington, DC; Channels – H1, H2, H3

EXHIBIT A - II

Third-Party Lease Agreements

Anaheim Elementary School District (“Licensee”) pursuant to the Educational Broadband Service Long- Term De Facto Transfer Lease Agreement dated as of November 14, 2006, by and between Licensee and NSAC LLC

California State University, Northridge (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Lease Agreement, dated as of June 29, 2005, by and between Licensee and NSAC, LLC (WHG229 / Los Angeles (Mt. Wilson) CA)

California State University, Northridge (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Lease Agreement, dated as of June 29, 2005, by and between Licensee and NSAC, LLC (WHG228 / Santa Paula, CA)

California State University, Northridge (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Lease Agreement, dated as of June 29, 2005, by and between Licensee and NSAC, LLC (WHR502 / Palmdale, CA)

California State University, Northridge (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Lease Agreement, dated as of June 29, 2005, by and between Licensee and NSAC, LLC (WLX974 / Ridgecrest, CA)

DeSales Media Group, Inc. (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Transfer Lease Agreement dated as of December 6, 2010, by and between Licensee and Clearwire Spectrum Holdings III LLC

The Board of Trustees of the Leland Stanford Junior University (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Transfer Lease Agreement dated as of March 1, 2010, by and between Licensee and Clearwire Spectrum Holdings II, LLC

Florida Polytechnic University Board of Trustees (“Licensee”) pursuant to the Educational Broadband Service Long-Term De Facto Transfer Lease Agreement dated as of September, 10, 2008, by and between Licensee and NSAC LLC

John Mester Family Income Trust (“Licensee”) pursuant to the Long-Term De Facto BRS Spectrum Lease Agreement dated as of September 22, 2005, by and between Licensee and Fixed Wireless Holdings, LLC

Regents of the University of New Mexico and the Board of Education of the City of Albuquerque, New Mexico (“Licensee”) pursuant to the Long-Term De Facto Transfer Lease Agreement dated as of October 17, 2006, by and between Licensee and People’s Choice TV of Albuquerque, Inc.

Clark County School District in Las Vegas, Nevada (“Licensee”) pursuant to that Educational Broadband Service Long Term De Facto Transfer Lease Agreement dated as of February 1, 2008, by and between Licensee and NSAC LLC

EXHIBIT A - III

Third-Party Leased Licenses

Call Sign	Thirt-Party Lease Counterparty	Lessor	Date Submitted	FCC Lease ID	Lease Expiration
KVP26	Anaheim Elementary School District	Sprint Spectrum License Holder LLC	7/25/2016	L000020418	9/12/2025
WHR943	Florida Polytechnic University	Sprint Spectrum License Holder LLC	7/25/2016	L000020419	1/15/2022
WNTA868	John Mester Income Family Trust	Sprint Spectrum License Holder LLC	7/22/2016	L000020420	5/1/2021
WMX215	John Mester Income Family Trust	Sprint Spectrum License Holder LLC	7/22/2016	L000020421	5/1/2021
WLK217	John Mester Income Family Trust	Sprint Spectrum License Holder LLC	7/22/2016	L000020422	5/1/2021
WQCV325	John Mester Income Family Trust	Sprint Spectrum License Holder LLC	7/22/2016	L000020423	6/2/2025
WQCV327	John Mester Income Family Trust	Sprint Spectrum License Holder LLC	7/22/2016	L000020424	6/2/2025
WHR672	Regents of the University Of New Mexico and the Board Of Education of the City of Albuquerque, New Mexico (KNME)	Sprint Spectrum License Holder LLC	7/25/2016	L000020425	11/4/2026
WHR551	Regents of the University Of New Mexico and the Board Of Education of the City of Albuquerque, New Mexico (KNME)	Sprint Spectrum License Holder LLC	7/25/2016	L000020426	11/4/2026
WHG229	California State University Northridge	Sprint Spectrum License Holder LLC	7/28/2016	L000020427	2/22/2020
WHG228	California State University Northridge	Sprint Spectrum License Holder LLC	7/28/2016	L000020428	2/22/2020
WLX974	California State University Northridge	Sprint Spectrum License Holder LLC	7/28/2016	L000020429	10/8/2023
WHR502	California State University Northridge	Sprint Spectrum License Holder LLC	7/28/2016	L000020430	6/29/2020
WHR691	Desales Media Group, Inc.	Sprint Spectrum License Holder LLC	7/28/2016	L000020432	10/26/2025
KNZ69	Desales Media Group, Inc.	Sprint Spectrum License Holder LLC	7/28/2016	L000020433	11/14/2026
KNZ70	Desales Media Group, Inc.	Sprint Spectrum License Holder LLC	7/28/2016	L000020434	4/22/2019
KVS31	Desales Media Group, Inc.	Sprint Spectrum License Holder LLC	7/28/2016	L000020435	9/22/2018
KZE20	Desales Media Group, Inc.	Sprint Spectrum License Holder LLC	7/28/2016	L000020436	4/22/2019
KZH33	Clark County School District	Sprint Spectrum License Holder LLC	7/22/2016	L000020437	2/1/2023
WNC851	Clark County School District	Sprint Spectrum License Holder LLC	7/22/2016	L000020438	2/1/2023
WNC682	Clark County School District	Sprint Spectrum License Holder LLC	7/22/2016	L000020439	3/1/2023
KZH32	Clark County School District	Sprint Spectrum License Holder LLC	7/22/2016	L000020440	2/1/2023
WNC842	Clark County School District	Sprint Spectrum License Holder LLC	7/22/2016	L000020441	2/1/2023
WHR827	The Board OF Trustees OF THE Leland Stanford Junior University	Sprint Spectrum License Holder LLC	8/22/2016	L000021031	7/29/2027
KGG38	The Board OF Trustees OF THE Leland Stanford Junior University	Sprint Spectrum License Holder LLC	8/22/2016	L000021032	7/19/2019
WNTA285	The Board OF Trustees OF THE Leland Stanford Junior University	Sprint Spectrum License Holder LLC	8/22/2016	L000021033	10/23/2023
WHR814	The Board OF Trustees OF THE Leland Stanford Junior University	Sprint Spectrum License Holder LLC	8/22/2016	L000021034	5/27/2027

EXHIBIT A - IV

ADDITIONAL SPECTRUM

a) Directly-Held Licenses: None

b) Third-Party Lease Agreements: None

c) Third-Party Leased Licenses: None

Schedule II

EXHIBIT D

Lease Payment Schedule

Dated October 27, 2016 (the “Measurement Date”)

A. Aggregate Lease Payment Amount as of the Measurement Date: $165,000,000

B. Individual Lease Payment Amounts as of the Measurement Date:

Lessor	Individual Monthly Lease Payment			Percentage of Aggregate Lease Payment
License Holder I		$144,598,743		87.63560%
License Holder II		$3,086,213		1.87043%
License Holder III		$17,315,044		10.49397%
[Additional License Holder]	$	[N/A	]	[N/A ]%

C. “PV Calculations” as of the Measurement Date:

PV calculations in clause (X)(ii) of Section 13(a) of the Lease Agreement, assuming the Termination Payment Date occurs on the following days, in each case measured from the Measurement Date and as of the date of termination of this Lease Agreement, are:

• PV if Termination Payment Date occurs at day 360 (year 1):	$18,670,922,557.55
• PV if Termination Payment Date occurs at day 1,080 (year 3):	$18,424,414,060.81
• PV if Termination Payment Date occurs at day 3,600 (year 10):	$17,053,649,524.53
• PV if Termination Payment Date occurs at day 9,000 (year 25):	$7,716,635,331.40

Schedule III

EXHIBIT E

FORM OF JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”), dated as of [______ __], by and among Sprint Spectrum License Holder LLC (“License Holder I”), Sprint Spectrum License Holder II LLC (“License Holder II”), Sprint Spectrum License Holder III LLC (“License Holder III” and, together with License Holder I and License Holder II, “Existing Lessors” and each, an “Existing Lessor”), Sprint Communications, Inc. (“Lessee”), Sprint Intermediate HoldCo LLC (“Intermediate HoldCo I”), Sprint Intermediate HoldCo II LLC (“Intermediate HoldCo II”), Sprint Intermediate HoldCo III LLC (“Intermediate HoldCo III” and, together with Intermediate HoldCo I and Intermediate HoldCo II, “Existing Intermediate HoldCos” and each, an “Existing Intermediate HoldCo”), Sprint Corporation, a Delaware corporation, the entities named on the signature pages hereto as Subsidiary Guarantors and from time to time becoming a guarantor in accordance with this Lease Agreement (the “Subsidiary Guarantors” and, together with Sprint Corporation, the “Guarantors” and, collectively with Lessee, the “Obligors”), [Insert Name of Additional License Holder] (“Additional License Holder”) and [Insert name of Additional Intermediate HoldCo] (“Additional Intermediate HoldCo”).

WHEREAS, the Existing Lessors, the Existing Intermediate HoldCos and the Obligors are parties to that certain Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016 (as amended by the First Amendment to Intra-Company Lease Agreement, dated as of March 12, 2018, and as further amended, restated, supplemented or otherwise modified from time to time, the “Lease Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Lease Agreement; and

WHEREAS, pursuant to the terms of the Lease Agreement, the Additional License Holder and Additional Intermediate HoldCo desire to become a party to the Lease Agreement.

NOW THEREFORE, the Additional License Holder and Additional Intermediate HoldCo, together with the Existing Lessors and Existing Intermediate HoldCos hereby agree, jointly and severally with the Obligors as follows:

A. The Additional License Holder hereby acknowledges, agrees and confirms that, as of the date hereof and as if it had executed the Lease Agreement, it shall be and shall have all of the obligations of an Existing Lessor set forth in the Lease Agreement and shall be a party of identical capacity and obligations as a Lessor under the Lease Agreement. As of the date hereof, the Additional License Holder hereby ratifies and agrees to be bound by all of the terms, provisions and conditions contained in the Lease Agreement that are binding upon the Existing Lessors, including, without limitation (a) all of the representations and warranties of Lessors set forth in Section 10 of the Lease Agreement, as supplemented from time to time in accordance with the terms thereof, and (b) all of the covenants set forth in Section 10 of the Lease Agreement.

B. The Additional Intermediate HoldCo hereby acknowledges, agrees and confirms that, as of the date hereof and as if it had executed the Lease Agreement, it shall be and shall have all of the obligations of an Existing Intermediate HoldCo set forth in the Lease Agreement and shall be a party of identical capacity and obligations as an Intermediate HoldCo under the Lease Agreement. As of the date hereof, the Additional Intermediate HoldCo hereby ratifies and agrees to be bound by all of the terms, provisions and conditions contained in the Lease Agreement that are binding upon the Existing Intermediate HoldCos, including, without limitation the reimbursement obligations set forth in Section 14(k) of the Lease Agreement.

EXHIBIT E-1

C. Existing Lessors, Existing Intermediate HoldCos and the Obligors confirm that all of their obligations under the Lease Agreement are, and upon (i) the Additional License Holder becoming a “Lessor” and (ii) the Additional Intermediate HoldCo becoming an “Intermediate HoldCo” thereunder pursuant to the terms hereof, shall continue to be, in full force and effect.

D. This Joinder Agreement shall constitute a “Transaction Document” (or term of like import) for all purposes under any Lessor Financing. This Joinder Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Joinder Agreement by electronic means (including email or telecopy) will be effective as delivery of a manually executed counterpart of this Joinder Agreement.

E. THIS JOINDER AGREEMENT SHALL BE CONSTRUCTED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

[Signature page to follow]

EXHIBIT E-2

IN WITNESS WHEREOF, the party hereto has caused this Joinder Agreement to be executed by its respective officers thereunto duly authorized as of the date first above written.

[ ], as Additional License Holder

By:
Name:
Title:

[ ], as Additional Intermediate HoldCo

By
Name:
Title:

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

ACKNOWLEDGED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE:

SPRINT SPECTRUM LICENSE HOLDER LLC

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

SPRINT SPECTRUM LICENSE HOLDER II LLC

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

SPRINT SPECTRUM LICENSE HOLDER III LLC

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

SPRINT COMMUNICATIONS, INC.

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

SPRINT INTERMEDIATE HOLDCO LLC

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

SPRINT INTERMEDIATE HOLDCO II LLC

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

SPRINT INTERMEDIATE HOLDCO III LLC

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

GUARANTORS:

SPRINT CORPORATION

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

EACH OF THE GUARANTORS LISTED ON ANNEX I ATTACHED HERETO

By:
Name: Janet M. Duncan
Title: Vice President and Treasurer

Agreement	Sprint Spectrum Co LLC – Spectrum Lease Joinder Agreement

Annex I
Alda Wireless Holdings, LLC
American Telecasting Development, LLC
American Telecasting of Anchorage, LLC
American Telecasting of Bend, LLC
American Telecasting of Columbus, LLC
American Telecasting of Denver, LLC
American Telecasting of Fort Myers, LLC
American Telecasting of Ft. Collins, LLC
American Telecasting of Green Bay, LLC
American Telecasting of Lansing, LLC
American Telecasting of Lincoln, LLC
American Telecasting of Little Rock, LLC
American Telecasting of Louisville, LLC
American Telecasting of Medford, LLC
American Telecasting of Michiana, LLC
American Telecasting of Monterey, LLC
American Telecasting of Redding, LLC
American Telecasting of Santa Barbara, LLC
American Telecasting of Seattle, LLC
American Telecasting of Sheridan, LLC
American Telecasting of Yuba City, LLC
APC Realty and Equipment Company, LLC
Assurance Wireless of South Carolina, LLC
ATI Sub, LLC
ATL MDS, LLC
Bluebottle USA Holdings, LLC
Bluebottle USA Investments L.P.
Boost Worldwide, LLC
Broadcast Cable, LLC
Caroline Ventures, Inc.
Clear Wireless LLC
Clearwire Communications LLC
Clearwire Corporation
Clearwire Hawaii Partners Spectrum, LLC
Clearwire IP Holdings LLC
Clearwire Legacy LLC
Clearwire Spectrum Holdings II LLC
Clearwire Spectrum Holdings III LLC
Clearwire Spectrum Holdings LLC
Clearwire XOHM LLC
Fixed Wireless Holdings, LLC
Fresno MMDS Associates, LLC
Independent Wireless One Leased Realty Corporation
Kennewick Licensing, LLC
MinorCo, LLC
Nextel Communications of the Mid-Atlantic, Inc.
Nextel of California, Inc.
Nextel of New York, Inc.
Nextel of Texas, Inc.
Nextel Partners Equipment LLC
Nextel Retail Stores, LLC
Nextel South Corp.
Nextel Systems LLC
Nextel West Corp.
NPCR, Inc.
NSAC, LLC
OneLouder Apps, Inc.
PCTV Gold II, LLC
PCTV Sub, LLC
People’s Choice TV Corp.
People’s Choice TV of Houston, LLC
People’s Choice TV of St. Louis, LLC
Pinsight Media+, Inc.
SIHI New Zealand Holdco, Inc.
SN Holdings (BR I) LLC

SN UHC 1, Inc.
SN UHC 2, Inc.
SN UHC 3, Inc.
SN UHC 4, Inc.
SN UHC 5, Inc.
SpeedChoice of Detroit, LLC
SpeedChoice of Phoenix, LLC
Sprint (Bay Area), LLC
Sprint Capital Corporation
Sprint Communications Company L.P.
Sprint Communications Company of New Hampshire, Inc.
Sprint Communications Company of Virginia, Inc.
Sprint Connect LLC
Sprint Corporation
Sprint Corporation (Inactive)
Sprint eBusiness, Inc.
Sprint Enterprise Mobility, LLC
Sprint Enterprise Network Services, Inc.
Sprint Enterprises, L.P.
Sprint eWireless, Inc.
Sprint HoldCo, LLC
Sprint International Communications Corporation
Sprint International Holding, Inc.
Sprint International Incorporated
Sprint International Network Company LLC
Sprint PCS Assets, L.L.C.
Sprint Solutions, Inc.
Sprint Spectrum Equipment Company, LLC
Sprint Spectrum Holding Company, LLC
Sprint Spectrum L.P.
Sprint Spectrum Realty Company, LLC
Sprint Ventures, Inc.
Sprint/United Management Company
SprintCom Equipment Company, LLC
SprintCom, Inc.
STE 14 Affiliate LLC
SWV Four, Inc.
SWV Six, Inc.
SWV Two, Inc.
TDI Acquisition Corporation
TDI Acquisition Sub, LLC
Transworld Telecom II, LLC
UCOM, Inc.
US Telecom, Inc.
USST of Texas, Inc.
Utelcom, Inc.
Virgin Mobile USA – Evolution, LLC
Virgin Mobile USA, Inc.
Virgin Mobile USA, L.P.
VMU GP, LLC
Wavepath Sub, LLC
WBS of America, LLC
WBS of Sacramento, LLC
WBSY Licensing, LLC
WCOF, LLC
Wireless Broadband Services of America, L.L.C.
Wireline Leasing Co., Inc.